UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2024

KORN FERRY

(Exact name of registrant as specified in its charter)

Delaware	001-14505	95-2623879
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1900 Avenue of the Stars, Suite 1500 Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 552-1834

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KFY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2024, the Board of Directors (the “Board”) of Korn Ferry (the “Company”) unanimously adopted and approved the Korn Ferry Amended and Restated 2022 Stock Incentive Plan (the “Plan”), subject to stockholder approval, to increase the total number of shares of the Company’s common stock available for stock-based awards by 1,900,000 shares, extend the term of the Plan to September 25, 2034, and make certain other administrative changes. The Company’s stockholders approved the Plan at the 2024 Annual Meeting of Stockholders held on September 25, 2024 (the “2024 Annual Meeting”).

The foregoing description of the terms of the Plan is qualified in its entirety by reference to the actual terms set forth in the Plan, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2024 Annual Meeting, Company stockholders (i) elected the ten nominees named in the 2024 Annual Meeting proxy statement (the “Proxy Statement”) to serve as directors until the Company’s 2025 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, subject to their earlier death, resignation or removal, (ii) approved a non-binding advisory resolution approving the Company’s executive compensation, (iii) approved the Plan, and (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2025 fiscal year. To the extent applicable, set forth below are the number of votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes, with respect to each such matter.

The final voting results are as follows:

(1)	Election of the ten nominees named in the Proxy Statement to serve on the Board until the 2025 Annual Meeting of Stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Doyle N. Beneby	41,380,827	4,565,597	30,691	3,274,138
Laura M. Bishop	45,607,231	334,585	35,299	3,274,138
Gary D. Burnison	45,869,609	69,738	37,768	3,274,138
Matthew J. Espe	45,514,924	417,925	44,266	3,274,138
Russell A. Hagey	45,927,276	8,194	41,645	3,274,138
Charles L. Harrington	45,251,049	680,005	46,061	3,274,138
Jerry P. Leamon	44,869,188	1,075,969	31,958	3,274,138
Angel R. Martinez	45,259,086	683,002	35,027	3,274,138
Debra J. Perry	44,620,786	1,322,034	34,295	3,274,138
Lori J. Robinson	45,590,908	356,866	29,341	3,274,138

(2)	Non-binding advisory resolution to approve the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
44,308,300	1,373,115	295,700	3,274,138

(3)	Approval of the Plan.

For	Against	Abstain	Broker Non-Votes
43,098,438	2,805,005	73,672	3,274,138

(4)	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2025 fiscal year.

For	Against	Abstain	Broker Non-Votes
47,840,891	1,371,035	39,327	0

Item 8.01 Other Events.

On September 25, 2024, the Company issued a press release announcing the election of Russ Hagey as a new director at the 2024 Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Korn Ferry Amended and Restated 2022 Stock Incentive Plan.

Exhibit 99.1	Press Release, dated September 25, 2024.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN FERRY (Registrant)

Date: September 27, 2024	/s/ Jonathan Kuai
(Signature)
	Name:	Jonathan Kuai
	Title:	General Counsel, Managing Director of Business Affairs, and Corporate Secretary